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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 25,2000
                                                   ----------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                      0-24425                54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)

 501 Fifth Street, Bristol, Tennessee                              37620
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                    ------------------------
                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective February 25, 2000, King Pharmaceuticals, Inc., a Tennessee corporation, acquired Medco Research, Inc. pursuant to a previously announced merger of the two companies in a tax-free pooling of interests transaction. Under the terms of the agreement, Medco shareholders will receive .6757 shares of King common stock in exchange for each share of Medco common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements on Businesses Acquired.

         The financial statements required to be filed pursuant to Item 7(a)(1) are not included with this report. In accordance with Item 7(a)(4), the Registrant will file such statements no later than May 10, 2000.

     (b) Pro Forma Financial Information.

         The pro forma financial information required to be filed pursuant to
Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information no later than May 10, 2000.

     (c) The following exhibits are filed pursuant to Item 601 of Regulation
         S-K:

       Exhibit
       Number                           Description
       -------                          -----------

         99       Press release of King Pharmaceuticals, Inc. dated February 25,
                  2000




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KING PHARMACEUTICALS, INC.

Date: February 25, 2000

                                       By: /s/ Brian G. Shrader
                                           -------------------------------------
                                           Brian G. Shrader
                                           Chief Financial Officer



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